                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by Registrant                          [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]   Confidential, for use of the Commission only as permitted by Rule
     14c-6(e)(2)

[X]  Definitive Information Statement

            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                           THE TRAVELERS SERIES TRUST
                        CONVERTIBLE SECURITIES PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                    ZERO COUPON BOND PORTFOLIO (SERIES 2005)
                       TRAVELERS MANAGED INCOME PORTFOLIO

                              MANAGED ASSETS TRUST

                             HIGH YIELD BOND TRUST

                             MONEY MARKET PORTFOLIO

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                                 ONE CITYPLACE
                          HARTFORD, CONNECTICUT 06103

                          JOINT INFORMATION STATEMENT


     The primary purpose of this Joint Information Statement ("Information Statement") is to provide you with information about the retention of a subadviser for the above-named portfolios ("Portfolios") of The Travelers Series Trust (the "Trust"), the Managed Assets Trust, the High Yield Bond Trust and the Money Market Portfolio (such three funds, the "Separate Funds"), and The Travelers Money Market Account for Variable Annuities and The Travelers Quality Bond Account for Variable Annuities (such two accounts, the "Accounts," and, together with the Portfolios and the Separate Funds, the "Funds"). This Information Statement is being mailed on or about September 19, 2005 to shareholders and unitholders of record ("shareholders") as of the close of business on June 30, 2005. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended ("Exchange Act"). THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING THE FUNDS AT THE ABOVE ADDRESS OR CALLING THE FUNDS TOLL-FREE AT 800-842-9406.


     Travelers Asset Management Company LLC ("TAMIC") currently serves as investment adviser to each of the Funds pursuant to a separate advisory agreement between TAMIC and each Fund or the Trust on behalf of each of the Portfolios (the "Advisory Agreements"). TAMIC is located at 242 Trumbull Street, Hartford, Connecticut 06103.

     Travelers Distribution LLC ("Travelers Distribution"), an affiliate of TAMIC, serves as the distributor to the Accounts. Travelers Distribution is located at One Tower Square, Hartford, Connecticut 06103. The Trusts and the Separate Funds currently do not have a distributor.

     TAMIC serves as the administrator of the Travelers Managed Income Portfolio. The Travelers Insurance Company ("TIC") serves as the administrator of the other Funds. TIC is located at One Cityplace, Hartford, Connecticut 06103. TAMIC and TIC have each entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street Bank") to perform administrative, pricing and bookkeeping services for the Trusts and the Separate Funds. State Street Bank is located at One Federal Street, Boston, Massachusetts 02206.

     Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that all agreements under which persons serve as investment adviser or subadviser to mutual funds be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief which applies to the Funds and TAMIC and which permits TAMIC, subject to certain conditions, including approval of the Board of Trustees of the Trusts and the Separate Funds (the "Board of Trustees") and the Board of Managers of the Accounts (the "Board of Managers," and, together with the Board of Trustees, the "Board of Trustees/ Managers"), to (i) select subadvisers for the Funds; (ii) enter into and materially modify existing subadvisory agreements between TAMIC and subadvisers; and (iii) terminate and/or hire unaffiliated subadvisers without obtaining approval of a Fund's shareholders (the "SEC Exemption"). One of the conditions of the SEC Exemption is that within 90 days after entering into a new or amended subadvisory agreement without shareholder approval, the Fund must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the SEC Exemption.

     THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  INTRODUCTION

     On July 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of its life and annuity businesses to MetLife, Inc. ("MetLife") (the "Transaction"). The Transaction included the acquisition by MetLife of TAMIC, and as a result, TAMIC became an indirect wholly owned subsidiary of MetLife, a New York Stock Exchange publicly traded company. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

     In connection with the Transaction, the shareholders of each Fund approved the SEC Exemption discussed above, making it applicable to TAMIC and any funds advised by TAMIC. As a result, TAMIC became able, subject to the approval of the Board of Trustees/Managers of the Funds, to add or change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of a change.

     Subject to the closing of the Transaction and shareholder approval of the SEC Exemption, MetLife recommended to the Board of Trustees/Managers the retention of Salomon Brothers Asset Management Inc ("Salomon Brothers") as subadviser for each Fund to be effective upon the date of the closing. At meetings of the Board of Trustees/Managers of the Funds held on March 29 and 30, 2005 and April 27 and 28, 2005, the Board of Trustees/Managers (including the Trustees/Managers who are not "interested persons" of the Funds, TAMIC, Salomon Brothers or Travelers Distribution (as that term is defined in the 1940 Act) ("Disinterested Trustees/Managers")) approved a subadvisory agreement between TAMIC and Salomon Brothers for each of the Funds (the "Subadvisory Agreements"). Each Subadvisory Agreement became effective on July 1, 2005, except for the Subadvisory Agreement for The Travelers Money Market Account for Variable Annuities which became effective on July 18, 2005 (this Account was advised by Salomon Brothers pursuant to an interim advisory agreement between July 1 and July 18, 2005). Prior to July 1, 2005, each Fund, except for Managed Assets Trust, had been managed directly by TAMIC without a subadviser. For Managed Assets Trust, TAMIC directly managed the fixed income portion of the Fund and Travelers Investment Management Company ("TIMCO"), which has not been acquired by MetLife, served and will continue to serve as subadviser for the equity portion.

     As discussed below, the Funds do not pay a subadvisory fee under the Subadvisory Agreements. The Advisory Agreements between TAMIC and each Fund or the Trust on behalf of each of the Portfolios remain in effect and the fees payable to TAMIC by the Funds under the Advisory Agreements will not change.

     THERE IS NO INCREASE IN THE ADVISORY FEES PAID BY THE FUNDS AS A RESULT OF THE NEW SUBADVISORY AGREEMENTS.

II.  THE SUBADVISORY AGREEMENTS

     Each Subadvisory Agreement requires Salomon Brothers to manage the investment and reinvestment of the Fund's assets, subject to the supervision of TAMIC. Each Subadvisory Agreement requires that Salomon Brothers do so in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund's prospectus and statement of additional information,
(ii) any additional policies or guidelines established by TAMIC or by the Board of Trustees/Managers, and (iii) other applicable laws and regulations. Subject to the foregoing, each Subadvisory Agreement authorizes Salomon Brothers to effect portfolio transactions in its discretion and without prior consultation with TAMIC. Each Subadvisory Agreement also requires Salomon Brothers to make periodic reports to TAMIC.

     Each Subadvisory Agreement provides that it will remain in effect until July 1, 2007 and thereafter for successive periods of one year only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees/Managers or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Disinterested Trustees/Managers, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated at any time on sixty days' written notice to Salomon Brothers, either by vote of the Board of Trustees/Managers or by vote of a majority of the outstanding voting securities of the Fund. Each Subadvisory Agreement automatically terminates in the event of its assignment or upon the termination of the corresponding Advisory Agreement between TAMIC and the Fund. Each Subadvisory Agreement may also be terminated by Salomon Brothers on sixty days' written notice to TAMIC and the Fund, or by TAMIC on sixty days' written notice to Salomon Brothers.

     Each Subadvisory Agreement provides that Salomon Brothers and its officers, partners, directors, employees, affiliates and agents shall not be subject to any liability to TAMIC, the Fund, or the shareholders arising out of any service rendered under the Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of their obligations and duties.

  SUBADVISORY FEE

     The following table sets forth the subadvisory fee paid by TAMIC to Salomon Brothers under each Subadvisory Agreement.

                                                       SUBADVISORY FEE PAID TO SALOMON BROTHERS
FUND                                                    (AS A PERCENTAGE OF DAILY NET ASSETS)
----                                                   ----------------------------------------
Convertible Securities Portfolio                                        0.25%
Travelers Quality Bond Portfolio                                        0.20%
U.S. Government Securities Portfolio                                    0.20%
Zero Coupon Bond Portfolio (Series 2005)                                0.10%
Travelers Managed Income Portfolio                                      0.30%
Managed Assets Trust                                                    0.25%
High Yield Bond Trust                                                   0.40%
Money Market Portfolio                                     0.15% on the first $100 million;
                                                          0.075% on assets over $100 million
The Travelers Money Market Account for                     0.15% on the first $100 million;
  Variable Annuities                                      0.075% on assets over $100 million
The Travelers Quality Bond Account for Variable                         0.20%
  Annuities

     The Funds do not pay the subadvisory fee under the Subadvisory Agreements. The Advisory Agreements between TAMIC and each Fund or the Trust on behalf of each of the Portfolios remain in effect and the fees payable to TAMIC by the Funds under the Advisory Agreements will not change. There is no increase in the advisory fees paid by the Funds as a result of the subadvisory fees paid under the Subadvisory Agreements.

     The following table shows what the aggregate subadvisory fee would have been for the fiscal year ended December 31, 2004 if the subadvisory fees under Subadvisory Agreements had been in effect:

                                                                PRO FORMA AGGREGATE SUBADVISORY FEE
                                                               PAID UNDER THE SUBADVISORY AGREEMENTS
FUND                                                          FOR FISCAL YEAR ENDED DECEMBER 31, 2004
----                                                          ---------------------------------------
Convertible Securities Portfolio...........................                 $222,494.84
Travelers Quality Bond Portfolio...........................                 $397,048.15
U.S. Government Securities Portfolio.......................                 $421,447.58
Zero Coupon Bond Portfolio (Series 2005)...................                 $  5,282.60
Travelers Managed Income Portfolio.........................                 $814,280.20
Managed Assets Trust.......................................                 $721,843.48
High Yield Bond Trust......................................                 $390,641.37
Money Market Portfolio.....................................                 $328,508.58
The Travelers Money Market Account for Variable
  Annuities................................................                 $116,242.39
The Travelers Quality Bond Account for Variable
  Annuities................................................                 $212,507.45

  EFFECTIVE DATE

     Each Subadvisory Agreement was approved by the Board of Trustees/Managers, including by a separate vote, the Disinterested Trustees/Managers, on March 29 and 30, 2005 and April 27 and 28, 2005, and their effective date was as of July 1, 2005, except for the Subadvisory Agreement for The Travelers Money Market Account for Variable Annuities which became effective on July 18, 2005 (this Account was advised by Salomon Brothers pursuant to an interim advisory agreement between July 1 and July 18, 2005).

III.  BOARD CONSIDERATIONS

     At meetings on March 29 and 30, 2005 and April 27 and 28, 2005, the Disinterested Trustees/Managers approved the Subadvisory Agreements between TAMIC and Salomon Brothers for the Funds. In voting to approve the Subadvisory Agreements, the Disinterested Trustees/Managers considered whether the approval of the Subadvisory Agreements would be in the best interests of the Funds and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Subadvisory Agreements and the overall fairness of the Subadvisory Agreements to the shareholders.

     The Disinterested Trustees/Managers did not identify any one factor, piece of information or written document as all important or controlling, and each Disinterested Trustee/Manager attributed different weight to different factors. Prior to voting, the Disinterested Trustees/Managers reviewed the proposed Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreements. The Disinterested Trustees/Managers also reviewed the proposed Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Disinterested Trustees/Managers concluded that the Subadvisory Agreements were reasonable and fair and in the best interest of the Funds and their shareholders.

     The Disinterested Trustees/Managers met in executive session and considered: (a) the nature, extent and quality of the services to be provided by Salomon Brothers under the Subadvisory Agreements; (b) the investment performance of the Funds and Salomon Brothers; (c) the cost of services to be provided and the profit realized by Salomon Brothers and its affiliates, which information was to be reviewed in depth at the July, 2005 Board meeting; (d) the extent to which Salomon Brothers realizes economies of scale as each Fund grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

     MetLife recommended and the Disinterested Trustees/Managers approved the retention of Salomon Brothers, which was an affiliate of TAMIC before the Transaction, as subadviser for each Fund to be effective upon the closing of the Transaction. For each of the Funds, except for the High Yield Bond Trust and the

Convertible Securities Portfolio, the portfolio manager employed by Salomon Brothers was also an employee of TAMIC and the then current portfolio manager. With respect to these Funds, there would be no change in the day-to-day portfolio management. For the High Yield Bond Trust and the Convertible Securities Portfolio, the retention of Salomon Brothers would result in a change of the portfolio mangers responsible for the day-to-day management of the Funds after the closing of the Transaction. The new Salomon Brothers portfolio managers for the High Yield Bond Trust and the Convertible Securities Portfolio made presentations to the Disinterested Trustees/Managers and answered their questions about their experience and qualifications to manage those Funds. The Disinterested Trustees/Managers noted that MetLife may in the future recommend to the Disinterested Trustees/Managers such additional changes to a Fund, including changes to the investment objectives, policies and restrictions of the Funds or merging one or more Funds into other MetLife-sponsored funds, as it determines are appropriate and as permitted by applicable law.

     As part of the process, legal counsel to the Funds requested certain information from Salomon Brothers and in response Salomon Brothers provided certain written and oral information that addressed certain factors designed to inform the Disinterested Trustees/Managers regarding their consideration of the Subadvisory Agreements. With respect to the nature, scope and quality of the services to be provided by Salomon Brothers after the Transaction, the Disinterested Trustees/Managers considered the experience and commitment of Salomon Brothers' personnel and its nature and quality of its investment process. The Disinterested Trustees/ Managers noted that the performance of the Funds had generally been satisfactory but the performance of the Travelers Managed Income Portfolio was disappointing. The Disinterested Trustees/Managers determined to further review its performance as part of the annual review at the next Scheduled Board Meeting. In determining whether the terms of the Subadvisory Agreements are reasonable and fair, the Disinterested Trustees/Managers considered the terms and structure of the corresponding advisory agreements. In evaluating the subadvisory fees, the Disinterested Trustees/Managers considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the corresponding advisory agreements. So the cost of the services to be provided by Salomon Brothers, the profitability of Salomon Brothers with regard to the Funds along with the economies of scale in its management of the Funds were not material to the consideration of the Subadvisory Agreements by the Disinterested Trustees/ Managers. The Disinterested Trustees/Managers noted that the overall fee schedule was not changing. The Disinterested Trustees/Managers considered their plans to perform the annual review of the Subadvisory Agreements pursuant to
Section 15(c) of the 1940 Act at their regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the Transaction. In light of the continuity of portfolio management under the Subadvisory Agreements, except for the High Yield Bond Trust and the Convertible Securities Portfolio, the Disinterested Trustees/Managers opportunity to interview the new Salomon Brothers portfolio managers with respect to the High Yield Bond Trust and the Convertible Securities Portfolio, the short period between the effective date of those Subadvisory Agreements and the upcoming annual review, the information provided by Salomon Brothers, and MetLife's plans to conduct a search for a subadviser for the Funds, the Disinterested Trustees/Managers considered the information provided to it sufficient for their consideration of the Subadvisory Agreements at this time.

  OTHER BUSINESS RELATIONSHIPS

     The Disinterested Trustees/Managers considered other business relationships that MetLife and TAMIC would enter into with Citigroup, including its affiliate Salomon Brothers. In connection with the closing of the Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreements under which Citigroup-affiliated broker-dealers will continue to offer certain TIC and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreements under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored funds as investment options including Salomon Brothers advised mutual funds until July 1, 2010.

  CONCLUSION

     Based on the deliberations of the Disinterested Trustees/Managers and their evaluation of the information described above, the Disinterested Trustees/Managers unanimously concluded that (a) the terms of the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services to be provided by Salomon Brothers to the Funds and their shareholders;
(d) Salomon Brothers possesses the capabilities to perform the duties required of it under the Subadvisory Agreements; (e) the investment performance of the Funds is satisfactory except as discussed above; and (f) the Subadvisory Agreements are approved.

IV.  SALOMON BROTHERS ASSET MANAGEMENT INC

     Salomon Brothers is an indirect wholly owned subsidiary of Citigroup. Salomon Brothers and Citigroup are located at 399 Park Avenue, New York, New York 10022. Salomon Brothers was established in 1987 and together with Salomon Brothers affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, Salomon Brothers had over $82.8 billion in assets under management.

     On June 23, 2005, Citigroup entered into a definitive agreement with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), to Legg Mason in exchange for the broker-dealer business of Legg Mason, a number of shares of Legg Mason common stock and a number of shares of non-voting, convertible preferred stock representing approximately 3.9% and 10.5%, respectively, of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the "Legg Mason Transaction"). Subject to certain adjustments, the total value of the Legg Mason Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Legg Mason Transaction, Salomon Brothers will become a wholly owned subsidiary of Legg Mason.

     Consummation of the Legg Mason Transaction is subject to certain customary terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Legg Mason Transaction and (3) conversion of Legg Mason's subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Legg Mason Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Legg Mason Transaction is expected to take place during the fourth quarter of 2005.

     The mailing address of each principal executive officer and director of Salomon Brothers is 399 Park Avenue, New York, New York 1022. The principal executive officers and directors of Salomon Brothers and their principal occupations are as follows:

NAME                                                          PRINCIPAL OCCUPATION
----                                                          --------------------
Michael Even..............................  Director
Evan L. Merberg...........................  Director
Michael F. Rosenbaum......................  General Counsel, Citigroup Asset Management
Jeffrey S. Scott..........................  Chief Compliance Officer
Peter J. Wilby............................  Director

     Salomon Brothers acts as adviser or subadviser to the following other mutual funds that have similar investment objectives to that of the Funds.

                                                                                                               RELATIONSHIP
                                                                NET ASSETS                                       TO OTHER
                                                                (MILLIONS)                                         FUND
                                                                  AS OF      ANNUAL FEE RATE AS A PERCENTAGE   (ADVISER OR
FUND                                    SIMILAR FUND             6/30/05      OF AVERAGE ANNUAL NET ASSETS     SUBADVISER)
----                           -------------------------------  ----------   -------------------------------   ------------
CONVERTIBLE SECURITIES         Smith Barney Mutual Fund          $  113.8    0.70%                              Adviser
PORTFOLIO                      Family: SB Convertible Fund

TRAVELERS QUALITY BOND         N/A
PORTFOLIO

U.S. GOVERNMENT SECURITIES     Salomon Brothers Short/           $  117.5    0.65%                              Adviser
PORTFOLIO                      Intermediate U.S. Government
                               Income Fund
                               JNL Salomon Brothers U.S.         $  206.3    0.20% on the first $500            Subadviser
                               Government Bond and Quality                   million;
                               Bond Series                                   0.10% over $500 million
                               JHT U.S. Government Securities    $  738.2    0.20% on the first $500            Subadviser
                               Trust                                         million;
                                                                             0.10% over $500 million
                               Metropolitan Series Fund, Inc.    $  601.5    0.225% on the first $200           Subadviser
                               Salomon Brothers U.S.                         million;
                               Government Portfolio                          0.150% on the next $300
                                                                             million;
                                                                             0.10% over $500 million

ZERO COUPON BOND PORTFOLIO     N/A
(SERIES 2005)

TRAVELERS MANAGED INCOME       N/A
PORTFOLIO

MANAGED ASSETS TRUST           N/A

HIGH YIELD BOND TRUST          SB High Income                    $1,011.0    0.60%                              Adviser
                               SB High Income -- VA              $  285.3    0.60%                              Adviser
                               Maxim Salomon High Yield Fund     $  130.7    0.40%                              Subadviser
                               JNL Salomon Brothers High Yield   $  263.9    0.35% on the first $50 million;    Subadviser
                               Bond Series                                   0.30% on the next $50 million;
                                                                             0.25% over $100 million
                               JHT High Yield Trust              $1,540.7    0.275% on the first $500           Subadviser
                                                                             million;
                                                                             0.200% over $500 million
                               Heritage Income Trust High        $   77.7    0.30%                              Subadviser
                               Yield Bond Fund

MONEY MARKET PORTFOLIO         N/A

THE TRAVELERS MONEY MARKET     N/A
ACCOUNT FOR VARIABLE
ANNUITIES

THE TRAVELERS QUALITY BOND     N/A
ACCOUNT FOR VARIABLE
ANNUITIES


     There are no fee waivers or expense limitations in effect with respect to any of the advisory fees listed above.

V.  CHANGES IN PORTFOLIO MANAGEMENT


     For each of the Funds, except for the High Yield Bond Trust and the Convertible Securities Portfolio, the addition of Salomon Brothers as subadviser does not have any effect on the day-to-day management of the Funds. For these Funds, the portfolio managers remain the same since the portfolio managers had been dual employees of TAMIC and Salomon Brothers prior to the Transaction. The High Yield Bond Trust and the Convertible Securities Portfolio do have new portfolio managers. Information on these new portfolio managers is provided below.

FUND                                                      PORTFOLIO MANAGERS
----                                                      ------------------
High Yield Bond Trust                The Fund is co-managed by Peter Wilby and Beth Semmel. Mr.
                                     Wilby is a Managing Director and the Chief Investment
                                     Officer for North American Fixed Income at Salomon Brothers.
                                     He is the Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios and a Salomon
                                     Brothers Asset Management Investment Policy Committee
                                     Member. Mr. Wilby has 22 years of industry experience, and he joined Salomon Brothers in 1989. Mr. Wilby is also a
                                     Certified Public Accountant. Ms. Semmel is a Senior
                                     Portfolio Manager with 23 years of industry experience. She is a Salomon Brothers Asset Management Investment Policy
                                     Committee Member, and she joined Salomon Brothers in May
                                     1993.

Convertible Securities Portfolio     The Fund is co-managed by Peter Luke and Kent Bailey. Mr.
                                     Luke is a director of Salomon Brothers and is the senior
                                     portfolio manager for convertible strategies and a sector
                                     manager for balanced strategies. He has 38 years of industry experience. Prior to joining Salomon Brothers in July 2001, he was the convertibles portfolio manager at General Motors
                                     Investment Management Corp. Mr. Bailey is a vice president at Salomon Brothers and is a co-manager for convertible
                                     strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined Salomon
                                     Brothers in April 2001. Prior to joining Salomon Brothers in
                                     April 2001, he worked as a convertible analyst at Morgan
                                     Stanley.

     The change in portfolio managers for the High Yield Bond Trust and the Convertible Securities Portfolio may involve certain portfolio transaction costs as the new portfolio managers restructure the portfolios. Restructuring costs consist primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for a Fund's portfolio. The Funds anticipate that these restructuring costs will not be substantial.

VI.  PORTFOLIO TRANSACTIONS

     Subject to the approval of the Board of Trustees/Managers, the policy of Salomon Brothers in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     - the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     - the efficiency with which the transaction is effected;

     - the ability to effect the transaction at all where a large block is involved;

     - the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     - the financial strength and stability of the broker.

     Such considerations are subjective and are weighed by Salomon Brothers in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and Salomon Brothers is considered to be in addition to and not in lieu of services required to be performed by Salomon Brothers under the Subadvisory Agreement. The brokerage commission paid by a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, values or specific applications among the Funds and other clients of Salomon Brothers. Accordingly, Salomon Brothers or its other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for Salomon Brothers. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of Salomon Brothers.

     Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Salomon Brothers generally deals with primary market makers unless more favorable prices are otherwise obtainable.

     Brokerage fees are in connection with futures transactions and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

     For the fiscal year ended December 31, 2004, the Funds paid no commissions to any affiliated broker of TAMIC and Salomon Brothers.

     Salomon Brothers' policies with respect to brokerage are reviewed by the Board of Trustees/Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, or due to other appropriate factors, the foregoing practices may be changed, modified or eliminated.

VII.  FUND OWNERSHIP INFORMATION


     The chart below lists the number of shares or units of each Fund that were outstanding as of June 30, 2005.



                                                                TOTAL NUMBER OF SHARES OR UNITS
                                                                          OUTSTANDING
FUND                                                                  AS OF JUNE 30, 2005
----                                                           ----------------------------------
Convertible Securities Portfolio............................                 8,305,153
Travelers Quality Bond Portfolio............................                16,590,963
U.S. Government Securities Portfolio........................                19,254,644
Zero Coupon Bond Portfolio (Series 2005)....................                   477,257
Travelers Managed Income Portfolio..........................                24,582,198
Managed Assets Trust........................................              17,009,471()
High Yield Bond Trust.......................................                11,537,031
Money Market Portfolio......................................               323,838,513
The Travelers Money Market Account for Variable Annuities...                23,558,450
The Travelers Quality Bond Account for Variable Annuities...                12,936,526



     Metropolitan Life Insurance Company, a New York life insurance company, and its insurance company affiliates, (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners, through their separate accounts, of all of the Trust's and Separate Funds' shares.



     As of June 30, 2005, the officers and Trustees/Managers of the Funds as a group beneficially owned less than 1% of each Fund. To the Funds' knowledge, no person, as of June 30, 2005 owned more than 5% of an Account or was entitled to give voting instructions to an Insurance Company with respect to 5% or more of a Portfolio's or Separate Funds' shares.